                                 GOLDMAN SACHS
                              MID-CAP EQUITY FUND
                                  A PORTFOLIO
                  OF THE GOLDMAN SACHS EQUITY PORTFOLIOS, INC.



                              Financial Statements


                                 Annual Report

                                January 31, 1997

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

  We are pleased to have the opportunity to discuss the performance and holdings of the Goldman Sachs Mid-Cap Equity Fund for the 12 months ended January 31, 1997. The U.S. equity market rewarded investors with excellent returns once again in 1996, with the Goldman Sachs Mid-Cap Equity Fund outperforming its benchmark by a wide margin during the period under review. To help put the fund's performance in perspective, we will also provide a brief overview of the economic and investment environment.

OBJECTIVE AND INVESTMENT APPROACH

  The Goldman Sachs Mid-Cap Equity Fund seeks long-term capital growth primarily by investing at least 65% of its total assets in equities with market capitalizations of between $500 million and $7 billion at the time of investment. However, the fund currently intends to emphasize investments in companies with market capitalizations of under $5 billion at the time of investment. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their asset value. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

MID-CAPS PERFORMED WELL, BUT LAGGED LARGE-CAPS

  The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). After a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly reemerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July. However, stock prices rebounded throughout the second half of the period, as investors became more confident that the environment of low inflation, moderate economic growth and healthy corporate earnings would persist. Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by a handful of large-cap, growth companies.

  During the period, the mid-cap sector of the stock market recorded a total return of 20.9% (as measured by the Russell Midcap index), lagging its larger peers but slightly outperforming small-cap stocks, which rose 19.0% (as measured by the Russell 2000 index). The divergence between the performance of the different stock capitalizations was primarily a reflection of investors "flight to quality" in the uncertain market, with investors favoring large-cap growth companies that were highly liquid.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

ECONOMIC GROWTH REBOUNDED AFTER A WEAK START, THEN MODERATED

  When the period began, lackluster consumer spending, harsh winter weather and the General Motors strike restrained economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

  The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP slowing to 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as a wide range of economic reports pointed toward renewed strength from October through December. Fourth-quarter real GDP growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. In January 1997, the economic data suggested that the economy's advance was continuing. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%.

  The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

PERFORMANCE REVIEW: STRONG OUTPERFORMANCE, LED BY OUR TECHNOLOGY, FINANCIAL AND ENERGY STOCKS

  For the 12-month period ended January 31, 1997, the Goldman Sachs Mid-Cap Equity Fund had a total return of 25.63% based on net asset value, significantly outperforming the 20.90% total return of the fund's benchmark, the Russell Midcap Index. We are also pleased to note that the fund fared very well compared with its peers. For the 12-month period ended January 31, 1997, the fund ranked within the top 20% of the Lipper mid-cap fund category (30th of 157), according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

  The fund's strong results came primarily during the second half of the period, and can be attributed to successful stock selection. The best performing stocks came from a wide range of sectors, with technology, financial and energy-related investments performing particularly well. In addition, the fund benefited from several of its positions in consumer nondurables, a sector that had been underweighted early in the period and subsequently increased.

  The fund's top performers included a number of manufacturers of computer-related components. For example, we took advantage of the slump in technology stocks in early 1996 by establishing a position in TERADYNE, INC., a manufacturer of semiconductor testing equipment, at an extremely inexpensive price. The stock then rebounded much faster than we anticipated in advance of the turnaround of the semiconductor cycle. Other successful holdings in the sector were the best performing initial public offering of 1996, CYMER, INC., a producer of excimer lasers used to etch semiconductors, and SEAGATE TECHNOLOGY, INC., the world's largest independent disk-drive maker. Seagate Technology spent much of the past year

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

integrating its acquisition of Conner Peripherals, Inc., which gave it a dominant market share and made it the most vertically integrated hard disk-drive manufacturer. By the end of the period, we sold the fund's position in Cymer and reduced Teradyne and Seagate Technology as they appreciated and became less undervalued.

  In the financial sector, several of our bank and insurance holdings performed extremely well. Bank stocks included GREENPOINT FINANCIAL CORP., which reported strong demand for its "no-documentation" and "low-documentation" mortgages; REPUBLIC BANK OF NEW YORK CORP., which achieved an earnings improvement due to better than expected revenues and non-interest expense control; and STANDARD FED BANCORPORATION, a Michigan-based thrift that is in the process of being acquired, which we sold after it reached our target price. In the insurance industry, OLD REPUBLIC INTERNATIONAL CORP. enhanced shareholder value in a slow premium growth environment by improving its capital management, which included a stock buyback program; USLIFE CORP. surged amid takeover speculation, and ALLMERICA FINANCIAL CORP. announced a restructuring that would combine its four units.

  The fund also benefited from several of its energy and consumer nondurable investments. TOSCO CORP., an oil refiner and distributor, continued to consolidate its market position through an ambitious acquisition strategy, and LONG ISLAND LIGHTING CO., a New York-based utility, agreed to be acquired by Brooklyn Union Gas Co. at a very attractive price. In the consumer nondurable sector, SUNBEAM CORP., a leading consumer products company, surged due to the aggressive restructuring program initiated by its new CEO; and FRUIT OF THE LOOM, INC. performed well due to increased investor recognition of its ability to improve future cash flow.

DIFFICULT INDUSTRY CONDITIONS IMPACTED SEVERAL HOLDINGS

  Fund holdings that did not fulfill our expectations included several companies that were affected by difficult industry conditions. These included GEON CORP., VISHAY INTERTECHNOLOGY, INC. and STONE CONTAINER CORP., which all suffered when their respective businesses -- chemicals, electronic capacitors, and pulp and paper products -- came under pressure due to increased competition and overcapacity. Another disappointment was CENTRAL MAINE POWER CO., which was impacted by continuing uncertainty in the regulatory environment for electric utilities. We believe that the market has overreacted to the short-term problems facing these companies and the fund continued to hold them as of the end of the period.

NEW INVESTMENTS ADDED DIVERSIFICATION

  After many holdings performed extremely well and were sold upon reaching our price targets, we initiated several new investments that we determined were very undervalued. These included two stocks that were among the fund's 10 largest positions as of the end of the period under review: INTERNATIONAL MULTIFOODS CORP. and UNICOM CORP. International Multifoods Corp., a distributor of specialty foods, has a relatively low valuation, a high degree of operating leverage and new management that is expected to improve profitability, particularly in its vending distribution business. Unicom Corp., an electric utility that operates 12 nuclear units at six sites, generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects.

  We established a major position in PERRIGO CO., the largest manufacturer of store-brand health and

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

beauty aids, over-the-counter pharmaceuticals and nutritional products. We expect Perrigo to benefit from stricter cost controls as well as its "over-the-counter switch" business, where it produces drugs that are equivalent to brand-name products after the original drug patents expire. These products are a significant new source of revenues because they command higher margins and have higher unit growth. Another new position was IMATION CORP., a spin-off of 3M Co., which manufactures products for data storage, printing and publishing, medical imaging and photography. Imation has a strong balance sheet and is using the cash flow generated by its older businesses to develop new products such as high-capacity disks.

  We significantly increased the fund's existing position in THIOKOL CORP., a defense/aerospace company that has a debt-free balance sheet, trades at a very low earnings multiple and is reducing its dependence on the federal government. As part of this strategy, Thiokol formed a joint venture to manufacture components for commercial aircraft, which will enable it to benefit from an expected upturn in the aircraft cycle.


                                 TOP 10 EQUITY HOLDINGS AS OF JANUARY 31, 1997

COMPANY                                    LINE OF BUSINESS             PERCENTAGE OF TOTAL NET ASSETS
Thiokol Corp.                      Defense/Aerospace                                             3.0%
Shopko Stores, Inc.                Discount Retailer                                             2.5%
Goodyear Tire & Rubber Co.         Tire and Rubber Products                                      2.5%
Republic Bank of New York Corp.    Bank                                                          2.5%
Long Island Lighting Co.           Electric Utilities                                            2.5%
International Multi-foods Corp.    Food Distributor                                              2.4%
Avnet, Inc.                        Electronic Components Distributor                             2.4%
USLife Corporation                 Insurance                                                     2.4%
Unicom Corp.                       Utility                                                       2.4%
Owens-Illinois, Inc.               Packaging                                                     2.4%

OUTLOOK
  As of this writing, we believe the stock market, in general, is somewhat overvalued. Though we still expect the market to achieve positive results in 1997, its returns are unlikely to match the strong returns of 1995 or 1996. Despite the expensive market, the fund's current holdings are attractively valued and we expect them to continue to perform well. We intend to continue to utilize extensive fundamental research to identify attractive, undervalued stocks with solid long-term prospects.


Sincerely,

/s/ Eileen A. Aptman
Eileen A. Aptman
Portfolio Manager


/s/ Ronald E. Gutfleish
Ronald E. Gutfleish
Portfolio Manager

U.S. Active Equity Value
March 3, 1997

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

The following graph shows the value, as of January 31, 1997, of a $1,000,000 investment made on the inception date of the Fund. For comparative purposes, the performance of the Fund's benchmark (the Russell Midcap Index ("Russell Midcap")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.


                            (dollars in thousands)


                          [LINE GRAPH APPEARS HERE]


                              GS MIDCAP    RUSSELL MIDCAP

             8/1/95             $1,000         $1,000
            1/31/96             $1,069         $1,094
            1/31/97             $1,344         $1,523





                  Average Annual Total Return
              -----------------------------------
                      One Year      Since Inception
                                          (a)
              -----------------------------------
Institutional            25.63%          21.65%
 Shares



(a)  Institutional shares commenced operations on August 1, 1995.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
January 31, 1997

Shares                     Description              Value
-------------------------------------------------------------
Common Stocks--96.5%
Airlines--2.0%
102,400           Continental Airlines,           $ 2,867,200
                  Inc.*
-------------------------------------------------------------
APPLIANCE MANUFACTURER--1.8%
95,300            Sunbeam Corp., Inc.               2,644,575
-------------------------------------------------------------
AUTO--ORIGINAL EQUIPMENT MANUFACTURER--0.7%
48,500            Exide Corp.                       1,091,250
-------------------------------------------------------------
BANKS--4.1%
27,600            Greenpoint Financial Corp.        1,504,200
40,700            Republic Bank of New York         3,607,038
                  Corp.
14,800            Unionbancal Corp.                   791,800
                                                    5,903,038
-------------------------------------------------------------
CHEMICALS--COMMODITY--1.2%
94,600            Geon Co.                          1,773,750
-------------------------------------------------------------
COMPUTERS AND PERIPHERALS--3.2%
124,300           Decisionone Corp.                 2,175,250
48,000            Seagate Technology, Inc.*         2,472,000
                                                    4,647,250
-------------------------------------------------------------
CONSUMER STAPLES--1.8%
56,135            Block Drug Company, Inc.          2,638,345
-------------------------------------------------------------
DEFENSE--3.0%
76,600            Thiokol Corp.                     4,289,600
DEPARTMENT STORES--2.5%
228,000           Shopko Stores, Inc.               3,619,500
-------------------------------------------------------------
ELECTRIC UTILITIES--8.6%
242,100           Central Maine Power Co.           2,693,362
38,500            CMS Energy Corp.                  1,289,750
158,100           Long Island Lighting Co.          3,596,775
147,500           Niagara Mohawk Power              1,493,437
                  Corp.*
145,900           Unicom Corp.                      3,446,888
                                                   12,520,212
-------------------------------------------------------------
FOOD--4.1%
161,900           Chiquita Brands                   2,367,788
                  International, Inc.
197,000           International Multifoods          3,546,000
                  Corp.
                                                    5,913,788
-------------------------------------------------------------
FOREST PRODUCTS--2.7%
31,000            Georgia-Pacific Corp.             2,282,375
130,000           Stone Container Corp.             1,755,000
                                                    4,037,375
-------------------------------------------------------------
HEALTHCARE MANAGEMENT--4.8%
57,800            Health Systems                    1,495,575
                  International, Inc.*
104,900           Horizon CMS Healthcare            1,442,375
                  Corp.
126,400           Tenet Healthcare Corp.*           3,412,800
33,000            Trigon Healthcare Inc.              585,750
                                                    6,936,500
-------------------------------------------------------------
HOME BUILDERS--3.1%
46,000            Centex Corp.                      1,794,000
104,600           Lennar Corp.                      2,784,975
                                                    4,578,975
-------------------------------------------------------------
INSURANCE--LIFE--3.8%
36,900            Reliastar Financial Corp.         2,047,950
84,700            US Life Corp.                     3,472,700
                                                    5,520,650
-------------------------------------------------------------

Shares                    Description            Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE--PROPERTY AND CASUALTY--3.8%
90,100             Allmerica Financial Group      $ 3,299,912
84,300             American States Financial        2,223,413
                   Corp.*
                                                    5,523,325
-------------------------------------------------------------
INSURANCE BROKERS--1.5%
80,900             Old Republic                     2,174,187
                   International
                   Corp.
-------------------------------------------------------------
INVESTMENT BROKERS AND MANAGERS--1.0%
44,300             Lehman Brothers Holdings,        1,400,987
                   Inc.
-------------------------------------------------------------
LOGISTICS/TRUCKING--1.9%
106,800            Consolidated Freightways,        2,710,050
                   Inc.
-------------------------------------------------------------
LEISURE--2.1%
115,300            Royal Caribbean Cruise           3,041,038
                   Lines
-------------------------------------------------------------
MACHINERY--0.9%
22,400             Tecumseh Products, Inc.          1,293,600

MEDIA--1.2%
 76,200            Carmike Cinemas                  1,809,750
-------------------------------------------------------------
MEDICAL--2.5%
     68,800        Owens and Minor, Inc.              705,200
     272,700            Perrigo Co.                 2,897,438
                                                    3,602,638
-------------------------------------------------------------
OIL REFINING AND MARKETING--5.5%
59,400             Ashland Inc.                     2,561,625
34,600             Tosco Corp.                      3,062,100
71,700             Valero Energy Corp.              2,419,875
                                                    8,043,600
-------------------------------------------------------------
PACKAGING--2.4%
144,000            Owens-Illinois Inc.*             3,420,000
-------------------------------------------------------------
RECREATIONAL PRODUCTS--1.7%
149,300            Outboard Marine Corp.            2,482,112

RESTAURANTS--1.8%
369,800            Darden Restaurants               2,681,050
-------------------------------------------------------------
SEMICONDUCTORS AND ELECTRONICS--7.8%
56,600             Avnet, Inc.                      3,502,125
98,000             Imation Corp.                    2,854,250
69,200             Silicon Valley Group,            1,859,750
                   Inc.*
124,250            Vishay Intertechnology,          2,997,531
                   Inc.*
                                                   11,213,656
-------------------------------------------------------------
SOFTWARE--1.4%
62,900             Autodesk, Inc.                   1,989,213
-------------------------------------------------------------
STEEL--1.8%
63,600             AK Steel Holding Corp.           2,559,900
-------------------------------------------------------------
                   SUPERMARKETS--1.9%
168,800            Fleming Companies, Inc.          2,721,900
                   TECHNOLOGY CAPITAL GOODS--1.9%
91,700             Teradyne, Inc.*                  2,831,238
-------------------------------------------------------------
TEXTILES--4.1%
141,100            Angelica Corp.                   2,698,537
82,300             Fruit of the Loom, Inc.*         3,302,287
                                                    6,000,824
-------------------------------------------------------------
                   TIRE AND OTHER RELATED
                   RUBBER PRODUCTS--2.5%
66,200             Goodyear Tire & Rubber Co.       3,607,900
-------------------------------------------------------------
TOBACCO--1.4%
67,000             Universal Corp.                  2,077,000
-------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $118,250,113)        $  140,165,976
-------------------------------------------------------------

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)
January 31, 1997


Principal Amount
                                    Interest Rate     Maturity Date        Value
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.8%
Joint Repurchase Agreement Account
$4,100,000                                    5.63%          02/03/97  $  4,100,000
-----------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
(Cost $4,100,000)                                                      $  4,100,000
TOTAL INVESTMENTS (COST $122,350,113)**                                $144,265,976
-----------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which value exceeds cost
                                                                       $ 27,053,378
 Gross unrealized loss for investments in which cost exceeds value
                                                                         (5,196,819)
-----------------------------------------------------------------------------------
 Net unrealized gain                                                   $ 21,856,559
-----------------------------------------------------------------------------------

*   Non-income producing security.
**  The aggregate cost for federal income tax purposes is $122,409,417.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997


ASSETS:
Investment in securities, at value (identified cost               $144,265,976
 $122,350,113)
Cash                                                                    31,121
Receivables:
    Fund shares sold                                                    87,576
    Investment securities sold                                       4,552,534
    Dividends and interest                                              56,999
Deferred organization expenses, net                                     60,056
Other assets                                                            10,218

TOTAL ASSETS                                                       149,064,480

LIABILITIES:
Payables:
    Investment securities purchased                                  3,687,585
    Investment advisory fees                                            71,762
    Administration fees                                                 18,370
    Transfer agent fees                                                  4,807
Accrued expenses and other liabilities                                  28,626

TOTAL LIABILITIES                                                    3,811,150

NET ASSETS:
Paid-in capital                                                    115,859,949
Distributions in excess of net investment income                       (25,142)
Accumulated undistributed net realized gain on investment and        7,502,660
 option transactions
Net unrealized gain on investments                                  21,915,863

NET ASSETS                                                        $145,253,330

Total shares of beneficial interest outstanding, $.001 par           7,755,774
 value (50,000,000 shares authorized)
Net asset value, offering and redemption price per share (net           $18.73
 assets/shares outstanding)


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                 $ 2,631,906
Interest                                      188,358
TOTAL INCOME                                2,820,264
-----------------------------------------------------
EXPENSES:
Investment adviser fees                       771,956
Administration fees                           192,989
Professional fees                              68,906
Transfer agent fees                            51,464
Custodian fees                                 29,506
Amortization of deferred organization          17,213
 expenses
Directors' fees                                 2,234
Other                                          31,778
-----------------------------------------------------
TOTAL EXPENSES                             $1,166,046
Less Expenses reimbursable by Goldman         (72,441)
 Sachs

NET EXPENSES                                1,093,605
NET INVESTMENT INCOME                       1,726,659
-----------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENT AND OPTION TRANSACTIONS:
Net realized gain on investment            13,627,039
 transactions
Net realized gain on options written           40,466
Net change in unrealized gain on           14,749,074
 investments
-----------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON        28,416,579
 INVESTMENT AND OPTION TRANSACTIONS
-----------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING      $30,143,238
 FROM OPERATIONS
-----------------------------------------------------



The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding throughout Each Period


--------------------------------------------------------------------------------


                                                    FOR THE                                 FOR THE
                                                  YEAR ENDED                              PERIOD ENDED
                                               JANUARY 31, 1997                       JANUARY 31, 1996 (A)
                                        ----------------------------             ---------------------------
FROM OPERATIONS:
Net investment income                                   $  1,726,659                            $  1,088,855
Net realized gain on investment                           13,627,039                                 547,655
 transactions
Net realized gain (loss) on options                           40,466                                 (83,442)
 written
Net change in unrealized gain on                          14,749,074                               7,166,789
 investments
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                            30,143,238                              8,719,857
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                (1,837,675)                               (986,293)
In excess of net investment income                           (25,142)                                    ---
From net realized gains                                   (6,629,058)                                    ---
Total distributions to shareholders                       (8,491,875)                               (986,293)
------------------------------------------------------------------------------------------------------------

FROM SHARE TRANSACTIONS:                  SHARES                                   SHARES
------------------------------------------------------------------------------------------------------------
Proceeds from sales of shares                227,071       3,933,239               9,029,858     135,730,361
Reinvestment of dividends and                483,747       8,489,760                  64,045         986,293
 distributions
Cost of shares repurchased                (1,480,859)    (24,491,993)               (568,088)     (8,779,257)
Net increase (decrease) in net assets
 resulting from share transactions          (770,041)    (12,068,994)              8,525,815     127,937,397

------------------------------------------------------------------------------------------------------------
TOTAL INCREASE                                             9,582,369                             135,670,961
NET ASSETS:
Beginning of period                                      135,670,961                                     ---
End of period                                           $145,253,330                            $135,670,961
------------------------------------------------------------------------------------------------------------
Accumulated undistributed
 (distributions in excess of) net                       $    (25,142)                           $    102,562
 investment income
------------------------------------------------------------------------------------------------------------

(a) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                     FOR THE                    FOR THE
                                                                    YEAR ENDED                PERIOD ENDED
                                                                 JANUARY 31, 1997          JANUARY 31, 1996 (a)
                                                        ------------------------------------------------------
Net asset value, beginning of period                          $      15.91                     $      15.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                0.24                             0.13
Net realized and unrealized gain on investments                       3.77                             0.90
 and options
------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                        4.01                             1.03
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                (0.24)                           (0.12)
------------------------------------------------------------------------------------------------------------
In excess of net investment income                                   (0.02)                              --
Net realized gain on investments and option                          (0.93)                              --
 transactions
------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                  (1.19)                           (0.12)
------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                       2.82                             0.91
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $      18.73                     $      15.91
Total return /(b)/                                                   25.63%                            6.89% /(d)/
Portfolio turnover rate                                              74.03%                           58.77% /(d)/
Average commission rate /(e)/                                 $     0.0547                               --
Net assets at end of period                                   $145,253,330                     $135,670,961
Ratio of net expenses to average net assets /(c)/                     0.85%                            0.85%
Ratio of net investment income to average net assets /(c)/            1.35%                            1.67%
Ratios assuming no expense limitations:
      Ratio of expenses to average net assets /(c)/                   0.91%                            0.98%
      Ratio of net investment income to average net assets /(c)/      1.29%                            1.54%
------------------------------------------------------------------------------------------------------------

/(a)/ For the period from August 1, 1995 (commencement of operations) to January
     31, 1996.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/  Annualized.
/(d)/  Not annualized.
/(e)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
January 31, 1997

--------------------------------------------------------------------------------
1.  ORGANIZATION

Goldman Sachs Mid-Cap Equity Fund ("the Fund") is a separate diversified portfolio of Goldman SachsEquity Portfolios, Inc. (the "Company"). The Company consists of eight funds and is a Marylandcorporation registered under the Investment Company Act of 1940, as amended, as an open-end,management investment company. The Fund offers two classes of shares - Institutional shares andService shares. No Service shares were outstanding as of January 31, 1997.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significantaccounting policies consistently followed by the Fund. The preparation of financial statements inconformity with generally accepted accounting principles requires management to make estimatesand assumptions that may affect the reported amounts.

A.  Investment Valuation
--  --------------------

Investments in securities traded on a U.S. or foreignsecurities exchange or the NASDAQ system are valued daily at their last sale or closing price on theprincipal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on aU.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, andsecurities traded on a foreign exchange will be valued at the official bid price. Unlisted equity anddebt securities for which market quotations are available are valued at the mean between the mostrecent bid and asked prices. Debt securities are valued at prices supplied by an independent pricingservice, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-termdebt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, andother securities for which quotations are not readily available, are valued at fair value using methodsapproved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
--  ---------------------------------------------

Securities transactions are recorded on the tradedate. Realized gains and losses on sales of investments are calculated on the identified-costbasis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund hasthe choice to receive either cash or stock are recognized as investment income in an amountequal to the cash dividend. This amount is also used as an estimate of the fair value of the stockreceived. Interest income is determined on a basis of interest accrued, premium amortized anddiscount earned.

C.  Federal Taxes
--  -------------

It is the Fund's policy to comply with the requirements of the Internal Revenue Codeapplicable to regulated investment companies and to distribute substantially all of its investmentcompany taxable income and capital gains to its shareholders. Accordingly, no federal tax provisionis required. The characterization of distributions to shareholders for financial reporting purposes isdetermined in accordance with income tax rules. Therefore, the source of a portfolio's distributionsmay be shown in the accompanying financial statements as either from or in excess of netinvestment income or net realized gain on investment transactions, or from capital, dependingon the type of book/tax differences that may exist.

D.  Deferred Organization Expenses
--  ------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

E.  Expenses
--  --------

Expenses incurred by the Company which do notspecifically relate to an individual fund of the Company are allocated to the funds based on eachfund's relative average net assets for the period.

F.  Option Accounting Principles
--  ----------------------------

When the Fund writes call or put options, an amount equal to the premium received is recordedas an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires onits stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes again or loss without regard to any unrealized gain or loss on the underlying security, and the liabilityrelated to such option is extinguished. When a written call option is exercised, the Fund realizes again or loss from the sale of the underlying security, and the proceeds of the sale are increasedby the premium originally received. When a written put option is exercised, the amount of thepremium originally received will reduce the cost of the security which the Fund purchases uponexercise. There is a risk of loss from a change in value of such options which may exceed the relatedpremiums received.

  Upon the purchase of a call option or aprotective put option by the Fund, the premium paid is recorded as an investment and subsequentlymarked-to-market to reflect the current market value of the option. If an option which the Fundhas purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount ofthe cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gainor loss, depending on whether the sale proceeds from the closing sale transaction are greater or lessthan the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gainor loss from the sale of the underlying security, and the proceeds from such sale will be decreased bythe premium originally paid. If the Fund exercises a purchased call option, the cost of the securitywhich the Fund purchases upon exercise will be increased by the premium originally paid.

G.  Futures Contracts
--  -----------------

The Fund may enter into financial futures contracts for hedging purposes or to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cashor securities equal to the minimum "initial margin" requirement of the futures exchange on which thecontract is traded. Subsequent payments ("variation margin") are made or received by theFund each day, dependent on the daily fluctuations in the value of the underlying index, and arerecorded for financial reporting purposes as unrealized gains or losses by the Fund. Whenentering into a closing transaction, for book purposes, the Fund will realize a gain or loss equalto the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflectthe fair market value of the contract, in which case the position will be valued using methods approvedby the Board of Directors of the Company.

  Certain risks may arise upon entering intofutures contracts. The predominant risk is that the changes in the value of the futures contract may notdirectly correlate with changes in the value of the underlying securities. This risk may decrease theeffectiveness of the Fund's hedging strategies and may also result in a loss to the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

3.  AGREEMENTS

Goldman Sachs Asset Management ("GSAM"), aseparate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund'sinvestment adviser pursuant to an Investment Advisory Agreement. Under the InvestmentAdvisory Agreement, GSAM, subject to the general supervision of the Company's Board of Directors,manages the Fund's portfolio. As compensation for the services rendered under the AdvisoryAgreement and the assumption of the expenses related thereto, GSAM is entitled to a fee,computed daily and payable monthly, at an annual rate equal to .60% of the Fund's average daily netassets.

  GSAM also acts as the Fund's administratorpursuant to an Administration Agreement. Under the Administration Agreement, GSAM administersthe Fund's business affairs, including providing facilities. As compensation for the servicesrendered pursuant to the Administration Agreement, the Fund pays GSAM a fee, computeddaily and payable monthly, at an annual rate equal to .15% of the Fund's average daily net assets.

  Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" (excludingadvisory, administration, service plan and transfer agent fees and litigation, indemnification, taxes,interest, brokerage commissions and extraordinary expenses) until further notice to the extent suchexpenses exceed
 .06% of the average daily net assets of the Fund. For the year ended January 31,1997, these expense reimbursements amounted to $72,441 and Goldman Sachs owed the Fund $8,717at year end.

  Goldman Sachs serves as the Distributor ofshares of the Fund pursuant to a distribution agreement and receives no fee. Goldman Sachsalso serves as the Transfer Agent of the Fund for a fee.

4.  LINE OF CREDIT FACILITY

The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of creditfacility. In addition, the Fund participates in a $50,000,000 committed, unsecured revolving lineof credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, the Fund must own securities having a market value inexcess of 300% of the total bank borrowings. The interest rate on the borrowings is based on theFederal Funds rate. The committed facility also requires a fee to be paid based on the amount of thecommitment which has not been utilized. During the year ended January 31, 1997, the Fund did nothave any borrowings under these facilities.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and proceeds of sales or maturities ofsecurities (excluding short-term investments and options) for the year ended January 31, 1997 were$92,601,511 and $112,186,001, respectively.

 For the year ended January 31, 1997, optiontransactions in the Fund were as follows:


Put Options written     Contracts   Premium Received
----------------------------------------------------
Balance outstanding,
beginning of period         --      $             --
Options written               240             40,466
Options expired              (240)           (40,466)
----------------------------------------------------
Balance outstanding,
end of period                  --           $      0
----------------------------------------------------


  Certain risks arise related to written call or put options from the possible inability of counterpartiesto meet terms of their contracts.

  For the year ended January 31, 1997, GoldmanSachs earned approximately $22,000 of brokerage commissions from portfolio transactions executedon behalf of the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

6.  REPURCHASE AGREEMENTS

During the term of a repurchase agreement, thevalue of the underlying securities, including accrued interest, is required to equal or exceed thevalue of the repurchase agreement. The underlying securities for all repurchase agreements are held insafekeeping at the Fund's custodian.

7.  JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having advisory agreements withGSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which isinvested in one or more repurchase agreements. The underlying securities for the repurchaseagreements are U.S. Treasury obligations. At January 31, 1997, the Fund had an undividedinterest in the repurchase agreements in the following joint account which equaled $4,100,000in principal amount. At January 31, 1997, the repurchase agreements held in this joint account,along with the corresponding underlying securities (including the type of security, market value,interest rate and maturity date) were as follows:


Principal                                    Interest   Maturity    Amortized
Amount                                         Rate       Date         Cost
--------------------------------------------------------------------------------
Bear Stearns Securities, dated 01/31/97, repurchase price
$800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26; FNMA:
$720,411,516, 5.50% - 8.00%, 02/01/09 -09/01/26; FHLMC:
77,372,676, 6.0% -$ 8.0%, 04/01/98 - 07/01/26)
$800,000,000                                     5.63%  02/03/97  $  800,000,000

Nomura Securities, dated 01/31/97, repurchase price
$100,047,083 (GNMA: $102,007,864, 5.5% - 10.25%
01/15/20 - 01/20/27)
  100,000,000                                    5.65   02/03/97     100,000,000

Lehman Government Securities, dated 01/31/97, repurchase
price $201,894,173 (U.S. Treasury Notes: $191,656,654,
6.375%, 01/15/00-08/15/02; U.S. Treasury Stripped
Securities: $14,095,535 05/15/02 - 11/15/03)
  201,800,000                                    5.60   02/03/97     201,800,000

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                          $1,101,800,000
--------------------------------------------------------------------------------

8.  CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, theMid-Cap Equity Fund has reclassified $8,454 from paid-in capital to distributions in excess of netinvestment income. These reclassifications have no impact on the net asset value of the Fund and isdesigned to present the Fund's capital accounts on a tax basis.

9.  OTHER MATTERS

As of January 31, 1997, The Goldman, Sachs & Co. Employees Profit Sharing and Retirement IncomePlan was the beneficial owner of approximately 98% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of GoldmanSachs Mid-Cap Equity Fund:

  We have audited the accompanying statement ofassets and liabilities of Goldman Sachs Mid-Cap Equity Fund, one of the portfolios constituting Goldman Sachs Equity Portfolios, Inc., including the statement of investments, as of January 31, 1997, and the relatedstatement of operations and the statement of changes in net assets and the financial highlights for the periodspresented. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlightsbased on our audits.

  We conducted our audits in accordance withgenerally accepted auditing standards. Those standards require that we plan and perform the audit to obtainreasonable assurance about whether the financial statements and the financial highlights are free ofmaterial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts anddisclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accountingprinciples used and significant estimates made by management, as well as evaluating the overall financialstatement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in allmaterial respects, the financial position of Goldman Sachs Mid-Cap Equity Fund as of January 31, 1997, theresults of its operations and the changes in its net assets and the financial highlights for the periods presented, inconformity with generally accepted accounting principles.



                                                             ARTHUR ANDERSEN LLP
Boston, Massachusetts
March 15, 1997

Goldman Sachs
1 New York Plaza
New York, NY  10004



DIRECTORS
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



GOLDMAN SACHS
Investment Adviser, Administrator,
Distributor and Transfer Agent